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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                        Date of Report: February 19, 1997


                         THE McGRAW-HILL COMPANIES, INC.

             (Exact Name of Registrant as specified in its charter)


 New York                            1-1023                  13-1026995
 --------                            ------                  ----------
(State or other                      (Commission             (IRS Employer
jurisdiction of                      File No.)               Identification No.)
incorporation or
organization)


             1221 Avenue of the Americas, New York, New York, 10020
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 512-2000
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

         On February 13, 1997, the Registrant entered into an $800 million five-year revolving Credit Agreement dated as of February 13, 1997, among the Registrant, the lenders listed therein, and The Chase Manhattan Bank, as administrative agent. This Credit Agreement replaces the prior $800 million credit agreement dated as of November 12, 1991, as amended on November 8, 1993 and November 7, 1994, which prior credit agreement was terminated as of February 13, 1997.


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ITEM 7.  EXHIBITS

         (10) Credit Agreement dated as of February 13, 1997 among the Registrant, the lenders listed therein, and The Chase Manhattan Bank, as administrative agent.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE McGRAW-HILL COMPANIES, INC.

                                           By: /s/ KENNETH M. VITTOR
                                               ------------------------------
                                                    Kenneth M. Vittor
                                                    Senior Vice President and
                                                    General Counsel



Date: February 19, 1997